LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectuses dated May 1, 2012

Fund Management - Biographical Information of Principal Portfolio Managers

The following information replaces the biographical information contained in the Prospectuses with regard to Michael A. Bennett.

Michael A. Bennett, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager's International Equity teams.  Prior to joining the Investment Manager in 1992, Mr. Bennett was with General Electric Investment Corporation, Keith Lippert Associates and Arthur Andersen & Company.  Mr. Bennett has been working in the investment field since 1987.

Supplement dated May 7, 2012